                                                                    Exhibit 99.2

                                                                  Execution Copy





                             CONTRIBUTION AGREEMENT

                                  BY AND AMONG

                            BOSTON PROPERTIES, INC;

                     BOSTON PROPERTIES LIMITED PARTNERSHIP;

                 EMBARCADERO CENTER INVESTORS PARTNERSHIP; AND

               THOSE PERSONS LISTED ON EXHIBIT A ATTACHED HERETO

                               TABLE OF CONTENTS

                                   ARTICLE I

 Section 1.1  Definitions ..................................................2

                                   ARTICLE II

 Section 2.1  Contribution .................................................4

                                  ARTICLE III
DUE DILIGENCE/CONDITION OF EC/ECA BUILDINGS ................................5

 Section 3.1  Transferee Parties' Inspections and Due Diligence ............5
 Section 3.2  Property Sold "As Is .........................................6

                                   ARTICLE IV
REPRESENTATIONS AND WARRANTIES AS TO THE PROPERTY, THE EC/ECA
VENTURES AND THE EC/ECA BUILDINGS .........................................10

 Section 4.1  General Statement............................................10
 Section 4.2  Attribution .................................................10
 Section 4.3  Representations and Warranties Re: ECIP Business
               and EC/ECA Buildings .......................................11
 Section 4.4  Qualifications to Representations and Warranties ............13
 Section 4.5  Due Formation, Etc

                                   ARTICLE V
REPRESENTATIONS AND WARRANTIES AS TO ECIP PARTNERS ........................14

 Section 5.1  General Statement ...........................................14
 Section 5.2  Attribution .................................................14
 Section 5.3  Due Organization; Authorization; Other Matters ..............14
 Section 5.4  Securities Laws .............................................16

                                   ARTICLE VI
REPRESENTATIONS AND WARRANTIES OF PUBLIC COMPANY ..........................16

 Section 6.1  General Statement ...........................................16
 Section 6.2  Attribution .................................................16
 Section 6.3  Representations and Warranties Re: Public Company
               Business and Operations ....................................17
 Section 6.4  Due Organization, Etc. of Public Company.....................19

                                  ARTICLE VII
REPRESENTATIONS AND WARRANTIES OF INVESTOR ................................20

 Section 7.1  General Statement ...........................................20

 Section 7.2  Attribution .................................................20
 Section 7.3  Representations and Warranties Re: Investor
               Business and Operations ....................................20
 Section 7.4  Due Formation, Etc. of Investor .............................21

                                  ARTICLE VIII
LIMITATIONS ...............................................................22

 Section 8.1  Limitations .................................................22

                                   ARTICLE IX
COVENANTS .................................................................23

 Section 9.1  Confidentiality .............................................23
 Section 9.2  Public Statements ...........................................24
 Section 9.3  Survival ....................................................24

                                   ARTICLE X
CLOSING ...................................................................25

 Section 10.1  Closing Deliveries .........................................25
 Section 10.2  ECIP Contribution Value; Allocations .......................26
 Section 10.3  Apportionment Credit .......................................27
 Section 10.4  Delayed Adjustment .........................................27
 Section 10.5  Survivability ..............................................28
 Section 10.6  Closing Costs ..............................................28

                                   ARTICLE XI
BREACH, DEFAULT, LIABILITY LIMITS .........................................28

 11.1  Rights of Investor and Public Company ..............................28
 11.2  Rights of ECIP and ECIP Partners ...................................30

                                  ARTICLE XII
MISCELLANEOUS

 Section 12.1  Expenses ...................................................30
 Section 12.2  Amendment ..................................................30
 Section 12.3  Notices ....................................................31
 Section 12.4  Waivers ....................................................32
 Section 12.5  Counterparts ...............................................32
 Section 12.6  Interpretation .............................................32
 Section 12.7  Governing Law ..............................................32
 Section 12.8  Assignment .................................................32
 Section 12.9  No Third Party Beneficiaries ...............................32
 Section 12.10 Further Assurances .........................................32

 Section 12.11 Severability ...............................................32
 Section 12.12 Remedies Cumulative ........................................33
 Section 12.13 Entire Understanding .......................................33
 Section 12.14 Consent to Jurisdiction and Service of Process .............33
 Section 12.15 Waiver of Jury Trial .......................................33

Exhibit A      -      List of ECIP Partners (See Exhibit A to Exhibit F hereto)
Exhibit B      -      Investor Agreement (Certificate of Designation for
                       Preferred Units)
Exhibit C      -      Registration Rights Agreement
Exhibit D      -      Title Commitment
Exhibit E      -      Tax Reporting Agreement
Exhibit F      -      Assignment of Partnership Interest
Exhibit G      -      Existing Mortgages
Exhibit H      -      ECIP Lease

Schedule 4.3(e)       -

Schedule 4.3(f)       -

Schedule 4.3(g)       -

Schedule 4.3(h)

Schedule 4.3 (i)

Schedule 4.3(j)       -

Schedule 4.3(k)       -

Schedule 4.3(l)       -

Schedule 4.4          -

Schedule 6.3(e)       -

Schedule 6.3(g)       -

Schedule 10.1(b)(ix)  -  Representation Letter

Exhibit I                Ownership Limit Certificate

                             CONTRIBUTION AGREEMENT

     This CONTRIBUTION AGREEMENT (this "AGREEMENT"), is made and entered into as of November 12, 1998, by and among BOSTON PROPERTIES, INC., a Delaware corporation ("PUBLIC COMPANY"), BOSTON PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership ("INVESTOR"), EMBARCADERO CENTER INVESTORS PARTNERSHIP, a California limited partnership ("ECIP"), and the Partners in ECIP on the date of the Transaction Agreement and listed on Exhibit A attached
                                                        ---------
hereto (the "ECIP PARTNERS").

                              W I T N E S S E T H
                              - - - - - - - - - -

     WHEREAS, this Agreement is hereby executed, and the transactions described herein are being consummated concurrently with certain other transactions, pursuant to (and in accordance with) that certain Master Transaction Agreement dated as of September 28, 1998, by and among The Prudential Insurance Company of America, PIC Realty Corporation, certain persons listed on Exhibit A attached thereto, ECIP, Fedmark Corporation, Pacific Property Services, L.P., Investor and Public Company (the "TRANSACTION AGREEMENT") (all initially capitalized terms used herein without definition shall have the meanings given such terms in the Transaction Agreement);

     WHEREAS, the ECIP Partners own, collectively, all of the interests in ECIP, ECIP is a partner in each of the Existing EC/ECA Ventures, and the ECIP
Partners desire to contribute to Investor their respective partnership interests in ECIP and thereby their indirect interests in and to each such Existing EC/ECA Venture solely in exchange for Investor Preferred Units (as defined below), all on the terms and conditions described herein;

     WHEREAS, concurrently with the Closing of the transactions described in this Agreement, Investor is amending and restating its partnership agreement by executing a Certificate of Designation to such Partnership Agreement which creates a class of Series Two Preferred Units, substantially in the form attached hereto as Exhibit B (the "INVESTOR AGREEMENT") and admitting the ECIP
                   ---------
Partners as additional Limited Partners of Investor with the number of Series Two Preferred Units determined herein ; and

     WHEREAS, concurrently with the consummation of the transactions contemplated by this Agreement, Public Company and ECIP are executing a Registration Rights Agreement substantially in the form attached hereto as

Exhibit C (the "REGISTRATION RIGHTS AGREEMENT").
---------

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

     SECTION 1.1.  DEFINITIONS.  In addition to the terms defined in the
                   -----------
Transaction Agreement and elsewhere in this Agreement, the following terms shall have the meanings set forth herein for the purposes of the transactions described in this Agreement:

     "BUILDING MAXIMUM LIABILITY AMOUNT" has the meaning set forth in
Section 11.1(a).
---------------

     "BUSINESS DAY" means any day of the year other than Saturday, Sunday or any other day on which banks located in Boston, Massachusetts are authorized to close for business.

     "CLOSING" has the meaning set forth in Section 10.1(a).
                                            ---------------

     "CLOSING DATE" has the meaning set forth in Section 10.1(a).
                                                 ---------------

     "CONFIDENTIAL MATERIAL" has the meaning set forth in Section 9.1(a).
                                                          --------------

     "CONTRACTS" has the meaning set forth in Section 4.3(f).
                                              --------------

     "DOCUMENTS" has the meaning set forth in Section 3.1(a).
                                              --------------

     "ECIP" has the meaning given such term in the Introductory Paragraph.

     "ECIP CONTRIBUTION VALUE" has the meaning set forth in Section 10.2.
                                                            ------------

     "ECIP KNOWLEDGE PARTY" has the meaning set forth in Section 4.2.
                                                         -----------

     "ECIP LEASE" means that certain lease between Four Embarcadero Center Venture, as landlord, and ECIP, as tenant, attached as Exhibit H and subject to the sublease and subsubleases attached to Exhibit H.

     "ECIP PARTIES" has the meaning set forth in Section 3.2(a).
                                                 --------------

     "ECIP PARTNER KNOWLEDGE PARTIES" has the meaning set forth in Section 5.2.
                                                                   -----------

     "ECIP PARTNERS" has the meaning given such term in the Introductory Paragraph.

     "ECIP WARRANTIES" has the meaning set forth in Section 3.2(a).
                                                    --------------

     "EC/ECA VENTURE PARTNERSHIP AGREEMENTS" means the partnership agreements of the respective EC/ECA Ventures, as amended, modified or supplemented.

     "ENCUMBRANCE DOCUMENTS" has the meaning set forth in Section 4.3(i).
                                                          --------------

     "EXISTING MORTGAGES" means those certain mortgages described on Exhibit G annexed hereto.

     "FOUR EC EXISTING DEBT BALANCE" shall mean the total unpaid balance (including all principal and accrued and unpaid interest) of all Existing Mortgages secured by Four EC on the Closing Date.

     "FOUR EC VALUE" has the meaning set forth in Section 10.2.
                                                  ------------

     "HAZARDOUS MATERIALS" means any substance, chemical, waste or material that is or becomes regulated by any federal, state or local governmental authority because of its toxicity, infectiousness, radioactivity, explosiveness, ignitability, corrosiveness or reactivity, including, without limitation, asbestos or any substance containing more than O.1 percent asbestos, the group of compounds known as polychlorinated byphenyls, flammable explosives, oil, petroleum or other refined petroleum product.

     "INVESTOR" has the meaning given such term in the Introductory Paragraph.

     "INVESTOR AGREEMENT" has the meaning given such term in the preamble.

     "INVESTOR KNOWLEDGE PARTIES" has the meaning set forth in Section 7.2.
                                                               -----------

     "INVESTOR PREFERRED UNITS" means the Series Two Preferred Units as set forth in the Investor Agreement.

     "LIMITATION DATE" has the meaning set forth in Article VIII.
                                                    ------------

     "ONE EC EXISTING DEBT BALANCE" shall mean the total unpaid balance (including all principal and accrued and unpaid interest) of all Existing Mortgages secured by One EC on the Closing Date.

     "ONE EC VALUE" has the meaning set forth in Section 10.2.
                                                 ------------

     "PERMITTED EXCEPTIONS" means the Permitted Exceptions as defined in the Transaction Agreement pertain to the Buildings in which ECIP has an indirect interest.

     "PROPERTY" means the ECIP Partners' partnership interests in ECIP as reflected in the ECIP Partnership Agreement as of the date of the Transaction Agreement, which Property constitutes all outstanding partnership interests in ECIP.

     "PROVIDING PARTY" has the meaning set forth in Section 9.1(a).
                                                    --------------

     "PUBLIC COMPANY" has the meaning given such term in the Introductory Paragraph.

     "PUBLIC COMPANY KNOWLEDGE PARTIES" has the meaning set forth in
Section 6.2.
-----------

     "RECEIVING PARTY" has the meaning set forth in Section 9.1(a).
                                                    --------------

     "REGISTRATION RIGHTS AGREEMENT" has the meaning given such term in the preamble.

     "REPRESENTATIVES" has the meaning set forth in Section 9.1(a).
                                                    --------------

     "SECURITIES" means, as applicable, the Shares, and the Investor Preferred Units that may be issued pursuant to the Investor Agreement.

     "SECURITIES ACT" means the Securities Act of 1933, as amended.

     "SHARES" means the shares of the Public Company's common stock, $0.01 par value per share.

     "TAX RETURN" means any return, report or other document or information required to be supplied to a taxing authority in connection with Taxes.

     "TAXES" means all taxes, charges, fees, levies or other assessments, including, without limitation, income, gross receipts, excise, property, sales, withholding, social security, occupation, use, service, license, payroll, franchise, transfer and recording taxes, fees and charges, imposed by the United States, or any state, local or foreign government or subdivision or agency thereof, whether computed on a separate, consolidated, unitary, combined or any other basis; and such terms shall include any interest, fines, penalties or additional amounts attributable to or imposed on or with respect to any such taxes, charges, fees, levies or other assessments.

     "THREE EC EXISTING DEBT BALANCE" shall mean the total unpaid balance (including all principal and accrued and unpaid interest) of all Existing Mortgages secured by Three EC on the Closing Date.

     "THREE EC VALUE" has the meaning set forth in Section 10.2.
                                                   ------------

     "TRANSACTION AGREEMENT" has the meaning given such term in the preamble.

     "TRANSFEREE PARTIES" has the meaning set forth in Section 3.2(b)(i).
                                                       -----------------

     "TRANSFEREE PARTY-COVERED CLAIMS" has the meaning set forth in
Section 3.2(b)(i).
-----------------

     "TWO EC EXISTING DEBT BALANCE" shall mean the total unpaid balance (including all principal and accrued and unpaid interest) of all Existing Mortgages secured by Two EC on the Closing Date.

     "TWO EC VALUE" has the meaning set forth in Section 10.2.
                                                 ------------

                                   ARTICLE II

                                  CONTRIBUTION
                                  ------------

          SECTION 2.1  CONTRIBUTION.  Subject to the terms and conditions set
                       ------------
     forth in this Agreement, the ECIP Partners are concurrently herewith contributing to Investor (and Investor is accepting) the Property in exchange for an aggregate number of Investor Preferred Units equal to the sum of (i) (A)100% of the ECIP Contribution Value plus (B)

     ECIP's indirect interest in the NMV (as indicated in the Transaction Agreement and after applying any adjustments thereto in accordance with such Agreement) of TWO ECW and Three ECW, to the extent held by the EC Ventures, in the case of (A) and (B) as adjusted pursuant to Section 10.3
                                                                  ------------
     hereof and Exhibit V of the Transaction Agreement PLUS (ii) $467,000, divided by (iii) $50. Each ECIP Partner's contribution is being made in exchange for a number of Investor Preferred Units equal to such Partner's percentage interest in ECIP times such aggregate number of Investor Preferred Units. The ECIP Partners acknowledge that the first quarterly distribution paid by Investor with respect to the Investor Preferred Units shall be with be with respect to such quarterly distribution period ending Nov. 16, 1998 and shall be prorated based on the number of days, commencing at 12:01 AM on the Closing Date, during such period for which such Units are outstanding.

                                  ARTICLE III

                  DUE DILIGENCE/CONDITION OF EC/ECA BUILDINGS
                  -------------------------------------------

     SECTION 3.1  TRANSFEREE PARTIES' INSPECTIONS AND DUE DILIGENCE.
                  -------------------------------------------------

               (A)  Due Diligence Approval.  Investor and Public Company each
                    ----------------------
     hereby acknowledges and agrees that, as of the date of the execution of this Agreement, it has been given the full opportunity to review, inspect and investigate all of the files known or made available to Investor maintained by PPS on behalf of ECIP and PPS relating to the Property, EC/ECA Ventures and EC/ECA Buildings that it deems necessary to review (the "DOCUMENTS"), and has had an opportunity to conduct a thorough review, investigation, and inspection of the physical (including, without limitation, the seismic load bearing capabilities), environmental, economic, and legal conditions of the EC/ECA Buildings, the laws, regulations, covenants, conditions, and restrictions affecting or governing the use or operation of the EC/ECA Buildings, EC/ECA Ventures or the Property, the rentable square footage of the EC/ECA Buildings, and all other matters which a prudent buyer of partnership interests in a partnership that owns directly or indirectly commercial real property should review, inspect or investigate in the course of a due diligence review, and Investor and Public Company has each approved the condition of the EC/ECA Buildings, EC/ECA Ventures and the Property and the results of such review, inspection and investigation.

               (B)  Indemnity.  Investor and Public Company shall each
                    ---------
     indemnify, protect, defend, and hold harmless ECIP (and each of the ECIP Partners) from and against any and all claims, demands, causes of action, losses, damages and liabilities, including, without limitation, personal injuries and property damage, and shall immediately discharge any liens and encumbrances, arising out of acts or omissions of Investor, Public Company or any of their agents, contractors, or representatives, committed on or about any of the EC/ECA Buildings in the course of any such Person's due diligence reviews, inspections and investigations, including, without limitation, claims, demands, causes of action, losses, damages and liabilities on the part of the tenants and lessees alleging breach of a Lease as a result of any such Person's acts or omissions.

               (C)  Survivability.  The terms and provisions of this Section 3.1
                    -------------                                    -----------
     shall survive the Closing.

     SECTION 3.2  PROPERTY SOLD "AS IS".
                  ---------------------

               (A)  "As Is, Where Is, With All Faults".  INVESTOR AND PUBLIC
                    ----------------------------------
     COMPANY EACH ACKNOWLEDGES AND AGREES THAT : (i) EXCEPT FOR THE EXCLUDED LIABILITIES, THE PROPERTY (AND THE RESULTING INTEREST IN THE EC/ECA BUILDINGS) IS SOLD, AND BUYER ACCEPTS THE PROPERTY (AND ITS CORRESPONDING INTEREST IN THE EC/ECA BUILDINGS) ON THE DATE HEREOF, "AS IS, WHERE IS, WITH ALL FAULTS"; (ii) EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES OF ECIP AND THE ECIP PARTNERS SET FORTH IN ARTICLES 4 AND 5, RESPECTIVELY,
                                             ----------     -
     TOGETHER WITH THE REPRESENTATIONS OF EACH ECIP PARTNER IN ANY CLOSING DOCUMENT IT DELIVERS PURSUANT TO SECTION 10.1 (HEREIN COLLECTIVELY CALLED THE "ECIP WARRANTIES"), NONE OF ECIP, THE ECIP PARTNERS, THEIR RESPECTIVE SALES AGENTS, NOR ANY PARTNER, OFFICER, DIRECTOR, EMPLOYEE, AGENT OR ATTORNEY OF ECIP OR THE ECIP PARTNERS, THEIR COUNSEL, BROKERS, OR SALES AGENTS, NOR ANY OTHER PERSON RELATED IN ANY WAY TO ANY OF THE FOREGOING (ALL OF WHICH PERSONS ARE HEREIN COLLECTIVELY CALLED THE "ECIP PARTIES") HAVE OR SHALL BE DEEMED TO HAVE MADE ANY VERBAL OR WRITTEN REPRESENTATIONS, WARRANTIES, PROMISES OR GUARANTEES (WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE) TO INVESTOR OR PUBLIC COMPANY WITH RESPECT TO ECIP, THE PROPERTY, THE EC/ECA VENTURES OR THE EC/ECA BUILDINGS, ANY MATTER SET FORTH, CONTAINED OR ADDRESSED IN ANY DOCUMENTS REVIEWED BY INVESTOR OR PUBLIC COMPANY (INCLUDING, BUT NOT LIMITED TO, THE ACCURACY AND COMPLETENESS THEREOF) OR THE RESULTS OF INVESTOR'S AND PUBLIC COMPANY'S DUE DILIGENCE INVESTIGATIONS; AND (iii) INVESTOR AND PUBLIC COMPANY EACH HAS CONFIRMED INDEPENDENTLY ALL INFORMATION THAT IT CONSIDERS MATERIAL TO ITS ACQUISITION OF THE PROPERTY (AND THE RESULTING INTEREST IN THE EC/ECA BUILDINGS) AND THE TRANSACTIONS CONTEMPLATED HEREBY. INVESTOR AND PUBLIC COMPANY EACH HEREBY SPECIFICALLY ACKNOWLEDGES THAT, EXCEPT FOR THE ECIP WARRANTIES, IT IS NOT RELYING ON (AND EACH OF THE ECIP PARTIES DOES HEREBY
                       ---
     DISCLAIM AND RENOUNCE) ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE WHATSOEVER, WHETHER ORAL OR WRITTEN, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, FROM ANY OF THE ECIP PARTIES, AS TO: (1) THE OPERATION OF THE PROPERTY, ECIP AND THE EC/ECA BUILDINGS OR THE INCOME POTENTIAL, USES, OR MERCHANTABILITY OR

     FITNESS OF ANY PORTION OF THE PROPERTY OR EC/ECA BUILDINGS FOR A PARTICULAR PURPOSE; (2) THE PHYSICAL CONDITION OF THE EC/ECA BUILDINGS OR THE CONDITION OR SAFETY OF THE EC/ECA BUILDINGS OR ANY IMPROVEMENTS THEREON;
     (3) THE PRESENCE OR ABSENCE, LOCATION OR SCOPE OF ANY HAZARDOUS MATERIALS IN, AT, OR UNDER THE EC/ECA BUILDINGS; (4) THE ACCURACY OF ANY STATEMENTS, CALCULATIONS OR CONDITIONS STATED OR SET FORTH IN ECIP'S OR PPS'S BOOKS AND RECORDS CONCERNING THE PROPERTY AND/OR THE EC/ECA BUILDINGS OR SET FORTH IN ANY OF THE ECIP PARTNERS' OFFERING MATERIALS WITH RESPECT TO THE PROPERTY, ECIP AND/OR THE EC/ECA BUILDINGS; (5) THE DIMENSIONS OF THE EC/ECA BUILDINGS OR THE ACCURACY OF ANY FLOOR PLANS, SQUARE FOOTAGE, LEASE ABSTRACTS, SKETCHES, REVENUE OR EXPENSE PROJECTIONS RELATED TO THE EC/ECA BUILDINGS; (6) THE OPERATING PERFORMANCE, THE INCOME AND EXPENSES OF THE PROPERTY AND/OR EC/ECA BUILDINGS OR THE ECONOMIC STATUS OF THE PROPERTY AND/OR EC/ECA BUILDINGS; (7) THE ABILITY OF INVESTOR AND PUBLIC COMPANY TO OBTAIN ANY AND ALL NECESSARY GOVERNMENTAL APPROVALS OR PERMITS FOR THE INTENDED USE AND DEVELOPMENT OF THE EC/ECA BUILDINGS; AND (8) THE LEASING STATUS OF THE EC/ECA BUILDINGS OR THE INTENTIONS OF ANY PERSONS WITH RESPECT TO THE NEGOTIATION AND/OR EXECUTION OF ANY LEASE FOR ANY PORTION OF THE EC/ECA BUILDINGS. INVESTOR AND PUBLIC COMPANY EACH FURTHER ACKNOWLEDGES AND AGREES THAT, EXCEPT FOR THE ECIP WARRANTIES, THE ECIP PARTIES ARE UNDER NO DUTY TO MAKE ANY AFFIRMATIVE DISCLOSURES OR INQUIRY REGARDING ANY MATTER WHICH MAY BE KNOWN TO ANY OF THE ECIP PARTIES.

               (B)  Release and Indemnity.  INVESTOR'S AND PUBLIC COMPANY'S
                    ---------------------
     RELEASE AND INDEMNITY:

                    (i) INVESTOR AND PUBLIC COMPANY EACH HEREBY ASSUMES ALL RISKS WITH RESPECT TO THE PROPERTY (AND ITS RESULTING INTEREST IN THE EC/ECA BUILDINGS), KNOWN AND UNKNOWN, SUSPECTED AND UNSUSPECTED, EXCEPTING ONLY THE EXCLUDED LIABILITIES (AS DEFINED IN SECTION 3.2 (b)
          (ii) BELOW). EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN SECTION 3.2(b)(ii) BELOW WITH RESPECT TO EXCLUDED LIABILITIES AND SECTION 3.2(b)(iii) BELOW WITH RESPECT TO THE ECIP PARTIES' WARRANTIES, INVESTOR, PUBLIC COMPANY AND THEIR AGENTS, EMPLOYEES, AFFILIATES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, "TRANSFEREE PARTIES"), SHALL BE SOLELY LIABLE FOR, AND SHALL INDEMNIFY, DEFEND, PROTECT AND HOLD HARMLESS THE ECIP PARTIES FROM ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION, LOSSES, LIABILITIES, COSTS AND

          EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) AT LAW OR IN EQUITY, KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, RELATING TO BODILY INJURY, DEATH, PROPERTY DAMAGE, ECONOMIC LOSS, OR OTHER DAMAGES SUFFERED BY ANY OF THE ECIP PARTIES ARISING OUT OF OR RELATING TO THE PROPERTY AND/OR THE EC/ECA BUILDINGS , INCLUDING, WITHOUT LIMITATION, THE PHYSICAL, ENVIRONMENTAL, ECONOMIC, LEGAL OR OTHER CONDITION OF ANY OF THE EC/ECA BUILDINGS, INCLUDING, WITHOUT LIMITATION, ANY SUCH CLAIMS OR LIABILITIES RELATING TO THE PRESENCE, DISCOVERY OR REMOVAL OF ANY HAZARDOUS MATERIALS IN, AT, ABOUT OR UNDER ANY OF THE EC/ECA BUILDINGS, OR FOR, CONNECTED WITH OR ARISING AFTER THE DATE HEREOF OUT OF ANY AND ALL CLAIMS OR CAUSES OF ACTION BASED UPON CERCLA (COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION, AND LIABILITY ACT OF 1980, 42 U.S.C. (S)(S)9601 ET SEQ., AS AMENDED BY SARA [SUPERFUND AMENDMENT AND REAUTHORIZATION ACT OF 1986] AND AS MAY BE FURTHER AMENDED FROM TIME TO TIME), THE RESOURCE CONSERVATION AND RECOVERY ACT OF 1976, 42 U.S.C. (S)(S)6901 ET SEQ., OR ANY RELATED CLAIMS OR CAUSES OF ACTION OR ANY OTHER FEDERAL OR STATE BASED STATUTORY OR REGULATORY CAUSES OF ACTION FOR ENVIRONMENTAL CONTAMINATION AT, IN OR UNDER ANY OF THE EC/ECA BUILDINGS (HEREINAFTER "TRANSFEREE PARTY-COVERED CLAIMS").

                    (ii) NOTWITHSTANDING THE FOREGOING, THE TERM "TRANSFEREE PARTY-COVERED CLAIMS" SHALL EXCLUDE, AND NEITHER INVESTOR NOR THE PUBLIC COMPANY SHALL ASSUME, ANY AND ALL OBLIGATIONS AND LIABILITIES ("EXCLUDED LIABILITIES") ARISING FROM OR IN CONNECTION WITH THE USE, OWNERSHIP OR OPERATION OF ECIP, THE PROPERTY, THE EC/ECA VENTURES AND/OR EC/ECA BUILDINGS ACCRUING ON OR PRIOR TO THE CLOSING DATE OTHER THAN (A) OBLIGATIONS AND LIABILITIES ASSUMED IN WRITING BY INVESTOR AND PUBLIC COMPANY IN CONNECTION WITH THE LEASES AND/OR CONTRACTS AND ALL OTHER OBLIGATIONS AND LIABILITIES THAT THE INVESTOR EXPRESSLY ASSUMES IN WRITING (OTHER THAN BY WAY OF ACCEPTING THE ASSIGNMENT OF THE PROPERTY) AT OR PRIOR TO THE CLOSING, (B) OBLIGATIONS AND LIABILITIES FOR WHICH INVESTOR HAS RECEIVED A PRORATION CREDIT PURSUANT TO EXHIBIT V OF THE TRANSACTION AGREEMENT, AND (C) OBLIGATIONS AND LIABILITIES RELATING IN ANY WAY TO THE PHYSICAL OR ENVIRONMENTAL CONDITION OF THE EC/ECA BUILDINGS OTHER THAN ANY CLAIMS MADE BY ,OR CAUSES OF ACTION BROUGHT BY, ANY THIRD PARTY UNRELATED TO INVESTOR

          OR PUBLIC COMPANY OR ANY OF THEIR AFFILIATES WHERE THE INJURY OR DAMAGE GIVING RISE TO SUCH CLAIM OR CAUSE OF ACTION AROSE OR OCCURRED DURING THE PERIOD PRIOR TO THE CLOSING DATE.

                    ii(ii) TRANSFEREE PARTIES EACH HEREBY GENERALLY AND FULLY RELEASE THE ECIP PARTIES FROM ANY AND ALL STATEMENTS OR OPINIONS HERETOFORE MADE, OR INFORMATION FURNISHED IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, BY THE ECIP PARTIES TO ANY OF THE TRANSFEREE PARTIES, EXCEPT FOR THE ECIP WARRANTIES; AND FROM ANY AND ALL TRANSFEREE PARTY-COVERED CLAIMS, KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED.

                    WITH RESPECT TO THE RELEASES AND WAIVERS CONTAINED IN THIS

          SUBSECTION 3.2(b)(iii), THE TRANSFEREE PARTIES EXPRESSLY WAIVE THE
          ----------------------
          BENEFITS OF SECTION 1542 OF THE CALIFORNIA CIVIL CODE, WHICH PROVIDES AS FOLLOWS:

                         "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE
               CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

                    INVESTOR AND PUBLIC COMPANY HAS EACH BEEN ADVISED BY ITS LEGAL COUNSEL AND UNDERSTANDS THE SIGNIFICANCE OF THIS WAIVER OF
          SECTION 1542 RELATING TO UNKNOWN, UNSUSPECTED AND CONCEALED CLAIMS. BY ITS INITIALS BELOW, EACH OF INVESTOR AND PUBLIC COMPANY ACKNOWLEDGES THAT IT FULLY UNDERSTANDS, APPRECIATES, AND ACCEPTS ALL OF THE TERMS OF THIS SUBSECTION 3.2(b)(iii).
                               ----------------------

                                         _________________________
                                         Investor's Initials

                                         _________________________
                                         Public Company's Initials

                    (iv) NOTWITHSTANDING THE FOREGOING, THE ECIP PARTNERS SHALL BE SOLELY LIABLE FOR, AND SHALL INDEMNIFY, DEFEND (AND CONTROL THE RESOLUTION OF ),

          PROTECT AND HOLD HARMLESS INVESTOR AND PUBLIC COMPANY FROM ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION, LOSSES, LIABILITIES, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEY'S FEES) AT LAW OR IN EQUITY, KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, RELATING TO BODILY INJURY, DEATH, PROPERTY DAMAGE, ECONOMIC LOSS, OR OTHER DAMAGES SUFFERED BY ECIP OR THE PROPERTY OR THE EC/ECA VENTURES OR THE EC/ECA BUILDINGS ARISING OUT OF OR RELATING TO THE EXCLUDED LIABILITIES.

               (C)  Provisions Material.  Investor and Public Company each
                    -------------------
     acknowledges and agrees that the provisions of this Article 3 were a
                                                         ---------
     material factor in the acceptance of the ECIP Contribution Value by the ECIP Partners and, while the ECIP Partners have made the Documents available to Investor and Public Company and cooperated with Investor and Public Company in their due diligence investigations and inspections, the ECIP Partners are unwilling to contribute the Property unless the ECIP Parties are expressly released as set forth in Subsection 3.2(b)(ii).
                                                    ---------------------

               (D)  Survivability.  Notwithstanding anything to the contrary
                    -------------
     herein, the provisions of this Section 3.2 shall survive the Closing and
                                    -----------
     shall not be merged in any contribution of the Property.

                                   ARTICLE IV

         REPRESENTATIONS AND WARRANTIES AS TO THE PROPERTY, THE EC/ECA
         -------------------------------------------------------------
                       VENTURES AND THE EC/ECA BUILDINGS
                       ---------------------------------

     SECTION 4.1  GENERAL STATEMENT.  The ECIP Partners make the representations
                  -----------------
and warranties with respect to ECIP, the Property, the EC/ECA Ventures and the EC/ECA Buildings to Investor and Public Company which are set forth in this

Article IV.  All representations and warranties set forth in Section 4.3 shall
----------                                                   -----------
survive the Closing (and none shall merge into any instrument of conveyance) for the period of time set forth in Article VIII and shall be subject to the
                                ------------
limitations of Section 11.1 (provided, however, that the representations in
               ------------
Section 4.3(a), (b), (c) and (d) shall not be subject to the Building Maximum
--------------------------------
Liability Amount in Section 11.1 or the $43,000,000 limitation of Section 12.1.2
                    ------------
of the Transaction Agreement) ,and all representations and warranties set forth in Section 4.5 hereof shall, subject to the limitations of Section 11.1, survive
   -----------                                             ------------
the Closing (and none shall merge into any instrument of conveyance) for the period of any relevant statute of limitations therefor. All Representations and warranties are made as of the date of this Agreement.

     SECTION 4.2  ATTRIBUTION.  For purposes of this Agreement, the words
                  -----------
"knowledge of ECIP" or "ECIP's knowledge" shall mean the actual and not constructive knowledge of Richard E. Salomon, President of Rockmark Corporation, the general partner of ECIP, Thomas Hendrian and John Syage of PPS and John Treice of Prudential Insurance Company of America (the "ECIP KNOWLEDGE PARTY"). The individuals who are an ECIP Knowledge Party shall have no liability of any kind in their capacity as an ECIP Knowledge Party. Any fact, matter or other statement shall not be deemed to be within the knowledge of ECIP or ECIP's knowledge unless the ECIP Knowledge Party has actual knowledge of such fact, matter or other statement. Notwithstanding the foregoing, the representations and warranties made by the ECIP Partners under Section 4.5 below are intended to
                                               -----------
be absolute in nature and are not limited by the knowledge or attribution limitations of this Section 4.2.
                    -----------

     SECTION 4.3  REPRESENTATIONS AND WARRANTIES RE: ECIP BUSINESS AND EC/ECA
                  -----------------------------------------------------------
BUILDINGS.  The ECIP Partners hereby severally (and not jointly) represent and
---------
warrant to Investor except as set forth on any Schedule attached hereto and
                                               --------
referred to below and Public Company that:

               (A) The execution and delivery of this Agreement and the other documents to be executed by ECIP in connection herewith, and the consummation of the transactions described in this Agreement and such documents do not require, to the knowledge of ECIP, the consent or approval of any governmental authority, nor to ECIP's knowledge does the execution and delivery of this Agreement and the other documents to be executed by ECIP in connection herewith violate, in any way material to the transactions described herein, any contract or agreement to which ECIP is a party or (to the knowledge of ECIP) any governmental or judicial order, judgment, decree, statute, law, rule or regulation applicable to ECIP, any EC/ECA Venture or any of the EC/ECA Buildings and this Agreement and all documents to be executed by ECIP in connection with the transactions described herein constitute the legal, valid and binding obligations of ECIP. The Property (consisting of the partnership interests in ECIP of all of the ECIP Partners) constitutes all of the outstanding partnership interests in ECIP, and ECIP has no obligation or commitment of any kind or nature to issue any additional partnership interests.

               (B) ECIP has full and, except for the Transaction Documents and the Existing Mortgages, unencumbered title to the interests in the EC/ECA Ventures as indicated in the EC/ECA Venture Partnership Agreements as in effect on the date of the Transaction Agreement and has no other assets other than the ECIP Lease and related subleases annexed as Exhibit H and the "Embarcadero Center" trademark; ECIP has no liabilities other than those incident to or arising out of or in connection with the EC/ECA Ventures, the EC/ECA Buildings, the Transaction Documents and the Existing Mortgages.

               (C) To ECIP's knowledge, neither ECIP nor any EC/ECA Venture is a party to, or bound by, any unexpired, undischarged or unsatisfied contract, agreement, indenture, mortgage (other than the Existing Mortgages), debenture, note or other instrument under the terms of which performance by ECIP or the ECIP Partners in accordance with the terms and provisions of this Agreement will be a default or an event of acceleration, or grounds for termination, and whereby such default, acceleration or termination would reasonably be expected to have a material adverse effect on the timely performance by ECIP or the ECIP Partners of their obligations under this Agreement and the other documents to be executed by ECIP or the ECIP Partners in connection herewith, nor does the execution of this Agreement or the other documents to be executed by ECIP in connection herewith, or the consummation of the transactions contemplated hereby and thereby, violate the partnership agreements of ECIP or any EC/ECA Venture or constitute a breach thereunder.

               (D) Neither  ECIP nor the EC/ECA Ventures have any employees.

               (E) To ECIP's knowledge, except as listed on Schedule 4.3(e),
                                                            ---------------
     neither ECIP nor any of the EC/ECA Ventures have received any written notice of pending or threatened litigation, judgment, arbitration, investigation or proceeding against ECIP, the EC/ECA Ventures or the EC/ECA Buildings that, if determined adversely, would reasonably be expected to have a material adverse effect on the operation, use or value of ECIP, any EC/ECA Venture or any EC/ECA Building or on the Investor's ability to obtain any financing necessary to close the transactions contemplated by this Agreement, nor has ECIP or any EC/ECA Venture received any explicit oral notice of any such threatened litigation, judgment, arbitration, investigation or proceeding.

               (F) To ECIP's knowledge, except as listed on Schedule 4.3(f),
                                                            ---------------
     there are no Claims or liabilities affecting ECIP, the EC/ECA Ventures or EC/ECA Buildings that have not been previously disclosed in writing to Investor, Public Company or any of their Affiliates which would be binding upon Investor, ECIP or the EC/ECA Ventures after Closing and have a material adverse effect on the operation, use or value of ECIP, any EC/ECA Venture, the Property or any EC/ECA Building or on Investor's ability to obtain any financing necessary to close the transactions contemplated by this Agreement.

               (G) To ECIP's knowledge, except as listed on Schedule 4.3(g),
                                                            ---------------
     neither ECIP nor the EC/ECA Ventures has received any written notice from any governmental authority of any special assessment, pending condemnation, and to ECIP's knowledge neither ECIP or the EC/ECA Ventures is in violation or has received notice of violation of any zoning, building, fire, or health code, statute, ordinance, rule or regulation applicable to the EC/ECA Buildings that would reasonably be expected to have a material adverse effect on the operation, use or value of any EC/ECA Building or on the Investor's ability to obtain any financing necessary to close the transactions contemplated by this Agreement.

               (H) To ECIP's knowledge, neither ECIP nor any other Person has entered into any written equipment leases, service contracts or other such contracts or agreements affecting ECIP, any EC/ECA Venture or any EC/ECA Building which will remain in effect after the Closing Date and which will be binding upon Investor, ECIP or the EC/ECA Ventures after the Closing Date and which are not terminable or cancelable upon thirty (30) days notice (collectively, "CONTRACTS") other than those listed on
Schedule 4.3(h) attached hereto.
--------------

               (I) To ECIP's knowledge, the only Leases which will encumber the EC/ECA Buildings after the Closing are listed on Scheddule 4.3(i) attached
                                                      ----------------
     hereto.

               (J) To ECIP's knowledge, there are no agreements affecting the EC/ECA Buildings with third parties for the provision of leasing brokerage services or under which leasing commissions would become due from and after the Closing, except as set forth on Schedule 4.3(j).
                                         ---------------

               (K) To ECIP's knowledge, neither ECIP nor any EC/ECA Venture is in default and no such party has received any written notice of any defaults under the terms of any of the Contracts, Leases or Encumbrance Documents that would have a material adverse effect on the use, operation or value of ECIP, any EC/ECA Venture or any EC/ECA Building after the Closing or on the Investor's ability to obtain any financing necessary to close the transactions contemplated by this Agreement, except as set forth on Exhibit D and Schedule 4.3(k). As used herein, the term "ENCUMBRANCE
        ---------     ---------------
     DOCUMENTS" shall mean, collectively, all mortgages, deeds of trust, easements and other material agreements appurtenant to or burdening the EC/ECA Buildings.

               (L) To ECIP's knowledge, no rent or other amounts (other than security deposits) have been prepaid under any of the Leases, Contracts or Encumbrance Documents more than thirty (30) days in advance of the due dates thereof, except as set forth on Schedule 4.3(l) or, in the case of
                                           ---------------
     Contracts, the proration schedule attached to Exhibit V of the Transaction Agreement (which will be provided on the date required).

     SECTION 4.4  QUALIFICATIONS TO REPRESENTATIONS AND WARRANTIES.  To the
                  ------------------------------------------------
extent that any of the representations or warranties of the ECIP Partners under

Section 4.3 are known to Investor, Public Company or any of their Affiliates to
-----------
be inaccurate on the Closing Date and Investor nevertheless closes the transactions contemplated by this Agreement, such representation(s) and warranty(ies) shall be deemed modified to the extent of such known inaccuracy and the ECIP Partners shall not be deemed in breach of the representation or warranty. Notwithstanding anything to the contrary stated or implied herein and in furtherance of the foregoing provisions of this Section 4.4, the ECIP
                                                   -----------
Partners shall have no liability for or with respect to any representation or warranty (or breach thereof) from and after the Closing if, prior to the Closing, the Investor, Public Company or any of their Affiliates discovers or learns of information (from whatever source, including, without limitation, ECIP, the ECIP Partners or any of their employees), or any reports, instruments or other documentation which were reviewed by or made available for review by Investor, Public Company or any of their Affiliates in connection with the transactions contemplated hereby (including, without limitation, any reports, surveys, and other due diligence documentation procured independently by Investor, Public Company or any of their Affiliates in connection with the transactions contemplated hereby) contain information that contradicts such representation and warranty, or renders such representation and warranty untrue or incorrect. Notwithstanding anything to the contrary stated in this Agreement or in any other Transaction Document, (a) Investor and Public Company have been previously informed that One EC, Two EC and the Four EC Hyatt Retail Space contain asbestos containing material ("ACM"), (b) each representation and warranty set forth herein is modified as necessary to except the existence of ACM in One EC, Two EC and the portion of the Hyatt Regency retail space (described more specifically in Schedule 4.4) leased by Four EC (the "Four EC Hyatt Retail Space") and (c) the ECIP Partners shall not be deemed to be in breach or default of any of the representations and warranties hereunder as a result of the presence or existence of ACM within One EC, Two EC or Four EC (with respect only to the Four EC Hyatt Retail Space).

     SECTION 4.5  DUE FORMATION, ETC. ECIP is a limited partnership duly formed
                  ------------------
and existing under the laws of the State of California and is not insolvent, and has all necessary power and authority to execute and deliver this Agreement and all documents executed by it in connection herewith and to perform all its obligations hereunder and thereunder. This Agreement has been duly authorized by all requisite partnership action on the part of ECIP. ECIP is not a Person other than a United States Person within the meaning of the Code and the transactions contemplated herein are not subject to the withholding provisions of section 3406 or subchapter A of Chapter 3 of the Code. To ECIP's knowledge, each EC/ECA Venture is a duly formed general partnership under the laws of the State of California, and each such partnership conducts business in accordance with all statutes, laws, rules and regulations applicable to it, and does not violate or fail to comply with, any statutes, laws, rules or regulations applicable to it that would have a material adverse effect on the business or operations of any EC/ECA Venture or on the Investor's ability to obtain any financing necessary to close the transactions contemplated by the Transaction Agreement.

                                   ARTICLE V

               REPRESENTATIONS AND WARRANTIES AS TO ECIP PARTNERS
               --------------------------------------------------

     SECTION 5.1  GENERAL STATEMENT.  Each of the ECIP Partners, singly and not
                  -----------------
jointly, hereby makes the representations and warranties to Investor and Public Company which are set forth in this Article V. All representations and
                                    ---------
warranties set forth in Article 5 shall, subject to the limitations of
                        ---------
Section 11.1, survive the Closing (and none shall merge into any instrument of
------------
conveyance) for the period of any relevant statute of limitations therefor. Representations and warranties of the ECIP Partners are made as of the date of this Agreement.

     SECTION 5.2  ATTRIBUTION.  For purposes of this Agreement, the words
                  -----------
"knowledge of ECIP Partner" or "ECIP Partner's knowledge" shall mean the actual and not constructive knowledge of the particular ECIP Partner, its Affiliates and its officers, agents and employees in the context used (the "ECIP PARTNER KNOWLEDGE PARTIES") and shall not be construed to refer to the knowledge of any other ECIP Partner or any other ECIP Partner's Affiliates, officers, agents or employees or to impose or have imposed upon any ECIP Partner any duty to investigate the matters to which such knowledge, or absence thereof, pertains. Any fact, matter or other statement shall not be deemed to be within the knowledge of the ECIP Partner or ECIP Partner's knowledge unless the ECIP Partner Knowledge Parties for such ECIP Partner have actual knowledge of such fact, matter or other statement.

     SECTION 5.3  DUE ORGANIZATION; AUTHORIZATION; OTHER MATTERS.  Each ECIP
                  ----------------------------------------------
Partner hereby, singly and not jointly, represents and warrants to Public Company and Investor solely as to itself as an ECIP Partner as follows:

               (A) Such ECIP Partner is, if it is other than an individual, duly organized or formed, is validly existing and is in good standing under the laws of its jurisdiction of organization, and is qualified to do business and in good standing in all jurisdictions where such qualification is necessary to carry on its business as now conducted, except where the failure to so qualify would not have a material adverse effect on the ability of such ECIP Partner to perform its obligations under this Agreement.

               (B) Such ECIP Partner has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

               (C) Such ECIP Partner has, and will contribute to Investor at the Closing, full, unencumbered title to all of its interest in ECIP. Such ECIP Partner's percentage interest in ECIP as of the date is set forth in the Assignment of ECIP Partnership Interests being delivered concurrently herewith. Such ECIP Partner owns beneficially and of record, free and clear of any claim, lien, pledge, voting agreement, option, charge, security interest, mortgage, deed of trust, encumbrance, rights of assignment, purchase or other restrictions or rights of any kind, nature or description (collectively, "Encumbrances"), and has full power and authority to convey free and clear of any Encumbrances, its interest in ECIP and, upon delivery of the Assignment attached hereto, the Investor or its designee will acquire good and valid title to such interest in ECIP, free and clear of any Encumbrance other than as may have been created under this agreement. Such ECIP Interest has been validly issued.

               (D) The execution, delivery and performance by such ECIP Partner of this Agreement has been duly and validly approved by all necessary partnership, corporate or other applicable action and no other actions or proceedings on the part of such ECIP Partner or its shareholders, partners or other ECIP Partners, are necessary to authorize this Agreement and the transactions contemplated hereby and thereby. No consent, waiver, approval, or authorization of, or filing, registration, or qualification with, or notice to, any governmental instrumentality or any other Person (including, without limitation, the other ECIP Partners) is required to be made, obtained, or given in connection with the execution, delivery, and performance of this Agreement by such ECIP Partner, except where the failure to do so would not have a material adverse effect on such execution, delivery or performance. This Agreement constitutes, and any other documents to be executed by such ECIP Partner pursuant to this Agreement when executed will constitute, legal, valid and binding obligations of such ECIP Partner, enforceable against such ECIP Partner in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies.

               (E) The execution and delivery of this Agreement, and the performance by such ECIP Partner under this Agreement, do not and will not conflict with or result in a breach of (with or without the passage of time or notice or both) the terms of any of such ECIP Partner's constituent documents (if any), any judgment, order or decree of any governmental authority binding on such ECIP Partner, and, to such ECIP Partner's knowledge, do not breach or violate any applicable law, rule or regulation of any governmental authority. Except as may be provided in the Existing Mortgages, the execution, delivery and performance by such ECIP Partner under this Agreement will not result in a breach or violation of (with or without the passage of time or notice or both) the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, the partnership agreement of ECIP, any of the EC/ECA Venture Partnership Agreements, or any other agreement or instrument to which such ECIP Partner is a party or by which such ECIP Partner is bound.

               (F) Such ECIP Partner, if other than an individual, is organized and, to such ECIP Partner's knowledge, has conducted its business in accordance with all applicable laws, to the extent applicable, the failure or the violation of which could reasonably be expected to have a material adverse effect on the ability of such ECIP Partner, in its individual capacity, to execute, deliver or perform under this Agreement or to consummate the transactions contemplated hereby.

     SECTION 5.4  SECURITIES LAWS.  Subject to the provisions of this Agreement,
                  ---------------
each ECIP Partner hereby represents and warrants that such ECIP Partner is acquiring the Investor Preferred Units for its own account and not with a view to or for sale in connection with any distribution thereof within the meaning of the Securities Act. Such ECIP Partner understands that the Investor Preferred Units (and, subject to the Registration Rights Agreement, the Shares issuable upon exchange thereof) will not be registered under the Securities Act or any state securities laws, will be offered and sold pursuant to exemptions therefrom and cannot be resold without registration thereunder or exemption therefrom. Such ECIP Partner represents that it has sufficient knowledge and experience in financial and business matters to enable it to evaluate the merits and risks of investment in the Investor Preferred Units (and the Shares that may be issued in lieu of redemption thereof). Such ECIP Partner has the ability to bear the economic risk of acquiring the Investor Preferred Units. Such ECIP Partner has been supplied with, or had access to, information to which a reasonable investor would attach significance in making investment decisions, including, but not limited to, all information as it has requested, to answer all of its inquiries about Public Company and Investor, and to enable it to make its decision to acquire the Investor Preferred Units (and the Shares that may be issued in lieu of redemption thereof). The Securities shall, if represented by certificates, contain a prominent legend with respect to the foregoing restrictions. Such ECIP Partner represents and warrants that he, she or it is an "accredited investor" as such term is defined in Rule 501 under the Securities Act.

                                   ARTICLE VI

                REPRESENTATIONS AND WARRANTIES OF PUBLIC COMPANY
                ------------------------------------------------

     SECTION 6.1  GENERAL STATEMENT.  Public Company hereby makes the
                  -----------------
representations and warranties to ECIP and each ECIP Partner which are set forth in this Article VI. All representations and warranties set forth in Section 6.4
        ----------                                                   -----------
shall survive the Closing (and none shall merge into any instrument of conveyance) for the period of any relevant statute of limitations therefor. Representations and warranties of Public Company are made as of the date of this Agreement.

     SECTION 6.2  ATTRIBUTION.  For purposes of the representations and
                  -----------
warranties of Public Company set forth in this Article VI only, the words "knowledge of Public Company" or "Public Company's knowledge" shall mean the actual and not constructive knowledge of Mortimer Zuckerman, Edward Linde and Thomas O'Connor (collectively, the "PUBLIC COMPANY KNOWLEDGE PARTIES"). Any fact, matter or other statement shall not be deemed to be within the knowledge of Public Company or Public Company's knowledge unless the Public Company Knowledge Parties, or any of them, have actual knowledge of such fact, matter or other statement. Notwithstanding the foregoing, the representations and warranties made by Public Company under Section 6.4 below are intended to be
                                        -----------
absolute in nature and are not limited by the knowledge or attribution limitations of this Section 6.2.
                    -----------

     SECTION 6.3  REPRESENTATIONS AND WARRANTIES RE: PUBLIC COMPANY BUSINESS AND
                  --------------------------------------------------------------
OPERATIONS.  Public Company hereby represents and warrants as follows:
----------

               (A) Public Company is organized and, to Public Company's knowledge, has conducted its business in accordance with applicable laws, to the extent applicable, the failure or the violation of which would reasonably be expected to have a material adverse effect on the results of operations of the Public Company.

               (B) There are no actions, suits or proceedings pending and, to Public Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or others, which would reasonably be expected to either (i) question the validity of this Agreement or the consummation of the transactions contemplated hereby, the issuance of the Shares (including the Shares that may be issued in lieu of redemption of Investor Preferred Units), any other agreements contemplated hereby or any actions taken pursuant to any of the foregoing or (ii) result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs, management or business prospects of Public Company. As of the date hereof, there is no action or suit against Public Company pending or threatened by any Person which would reasonably be expected to have a material and adverse effect on Public Company.

               (C) The Public Company has filed with the Securities and Exchange Commission (the "Commission") all reports required by the Exchange Act to be filed by the Company (collectively, and in each case including all exhibits and schedules thereto and documents incorporated by reference therein, the "SEC Documents"). As of their respective filing dates (or if amended, revised or superseded by a subsequent filing with the Commission, then on the date of such subsequent filing), the SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and none of the SEC Documents (including any and all financial statements included therein) as of such dates contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The consolidated financial statements of Public Company included in all SEC Documents, including any amendments thereto, comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto. Since most recently filed SEC Document, there has not occurred or arisen any change in or event affecting Public Company that has had or would reasonably be expected to have a material adverse effect on the results of operations of Public Company.

               (D) No proceeding or other action has been commenced or undertaken relating to the dissolution or merger of Public Company and none is presently contemplated except that this representation shall not apply to any merger of another entity with and into Public Company that meets the criteria of Section 251(f) of the Delaware General Corporation Law for consummating a merger without a vote of stockholders.

               (E) As of the date of this Agreement, the authorized capital securities of Public Company consists of Preferred Stock, $.01 par value, 50,000,000 Shares authorized, none issued or outstanding, Excess Stock, $.01 par value, 150,000,000 shares authorized, none issued or outstanding, and 250,000,000 Shares of common stock, $0.01 par value per share, of which 63,526,785 Shares are currently issued and outstanding. Except as contemplated pursuant to this Agreement, and except for (i) any Shares that may be issued in lieu of redemption of outstanding units of limited partnership in Investor and (ii) any Shares or units of limited partnership in Investor which may be issued in accordance with agreements that have been described in or filed with the SEC Filings or otherwise disclosed on
     Schedule 6.3(e), there are no securities convertible or exchangeable for Shares or any rights or options to subscribe for or purchase any Shares or securities convertible or exchangeable for Shares. All of the outstanding Shares have been duly and validly authorized and issued and are fully paid and non-assessable. All of the outstanding Shares have been issued in compliance with all applicable federal and state securities laws.

               (F) The Shares (including the Shares issuable upon exchange of Investor Preferred Units) issuable hereunder, when issued in accordance with the provisions of this Agreement and the Investor Agreement, will be duly and validly authorized and issued and will be fully paid and non-assessable. Neither Public Company, Investor nor any person acting on their behalf has taken or will take any action which would subject the issuance of the Investor Preferred Units to the ECIP Partners to the registration requirements of Section 5 of the Securities Act.

               (G) Except as provided in Schedule 6.3(g), Public Company has no
                                         ---------------
     obligation (contingent or other) to purchase, redeem or otherwise acquire any of its Shares or any interest therein or to pay any dividend or make any other distribution in respect thereof (except for any distribution that was declared prior to the date hereof and not paid on or before the date hereof). Public Company has authorized and reserved for issuance a sufficient number of Shares to satisfy its obligations under this Agreement and the Investor's Investor Agreement.

               (H) Public Company has duly and timely filed with the appropriate governmental authorities all Tax Returns required to be filed by it for all periods ending on or prior to the Closing Date, except to the extent of any Tax Return for which an extension of time for filing has been properly filed. Each such Tax Return is true and correct in all material respects. All Taxes owed by Public Company have been paid (whether or not shown on a Tax Return). All Taxes which Public Company is required by law to withhold or collect, including, without limitation, Taxes required to have been withheld in connection with amounts paid or owing to any employee, independent contractor, creditor, partner, or other third party and sales, gross receipts and use taxes, have been duly withheld or collected and, to the extent required, have been paid over to the proper governmental authorities or are held in separate bank accounts for such purpose. There are no liens for Taxes upon the assets of Public Company except for statutory liens for Taxes not yet due.

               (I) Public Company has not filed for an extension of a statute of limitations with respect to any Taxes and no governmental authorities have requested an extension of the statute of limitations with respect to any Taxes. Public Company is not a party to any pending action or any formal or informal proceeding by any taxing authority for a deficiency, assessment or collection of Taxes, and no claim of any deficiency, assessment or collection of Taxes has been asserted or, to the knowledge of Public Company, threatened against it, including claims by any taxing authority in a jurisdiction where Public Company does not file Tax Returns that it is or may be subject to taxation in that jurisdiction.

               (J) Public Company is organized and has operated from its commencement through the date hereof in such a manner so as to qualify for taxation as a real estate investment trust under the Code, and Public Company intends to operate in such a manner so as to qualify and to continue to so qualify as a real estate investment trust.

               (K) Public Company does not hold "plan assets" within the meaning of 29 C.F.R. Section 2510.3-101.

     SECTION 6.4  DUE ORGANIZATION, ETC. OF PUBLIC COMPANY.
                  ----------------------------------------

     (a) Public Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, is (or prior to the Closing will be) duly qualified and in good standing as a foreign corporation under the laws of the State of California, and has all necessary power, corporate and otherwise, to execute and deliver this Agreement and all other documents and instruments to be executed and delivered by Public Company in connection herewith and to perform all its obligations hereunder and thereunder. This Agreement has been duly authorized by all requisite corporate action on the part of Public Company. The execution and delivery of this Agreement and the other documents and instruments to be executed and delivered by Public Company in connection with the transactions described herein, and the consummation of the transactions contemplated hereby and thereby, do not require the consent or approval of the shareholders of Public Company or, to the knowledge of Public Company, the consent or approval of any governmental authority, nor, to the knowledge of Public Company, does the execution and delivery of this Agreement violate, in any way material to the transactions contemplated hereby, any contract or agreement to which Public Company is a party or any governmental or judicial order, judgment, decree, statute, law, rule or regulation applicable to Public Company, and this Agreement and all documents and other instruments to be executed and delivered by Public Company in connection herewith constitute the legal, valid and binding obligations of Public Company.

     (b) Public Company is not a party to, or bound by, any unexpired, undischarged or unsatisfied contract, agreement, indenture, mortgage, debenture, note or other instrument under the terms of which performance by Public Company according to the terms of this Agreement will be a default or an event of acceleration, or grounds for termination, or whereby timely performance by Public Company, according to the terms of this Agreement, may be prohibited, prevented or delayed.

                                  ARTICLE VII

                   REPRESENTATIONS AND WARRANTIES OF INVESTOR
                   ------------------------------------------

     SECTION 7.1  GENERAL STATEMENT.  Investor hereby makes the representations
                  -----------------
and warranties to ECIP and each ECIP Partner which are set forth in this Article
                                                                         -------
VII.  All representations and warranties set forth in Section 7.4 shall survive
---                                                   -----------
the Closing (and none shall merge into any instrument of conveyance) for the period of any relevant statute of limitations therefor. Representations and warranties of Investor are made as of the date of this Agreement.

     SECTION 7.2  ATTRIBUTION.  For purposes of the representations and
                  -----------
warranties of Public Company set forth in this Article VII only, the words "knowledge of Investor" or "Investor's knowledge" shall mean the actual and not constructive knowledge of Mortimer Zuckerman, Edward Linde and Thomas O'Connor (collectively, the "INVESTOR KNOWLEDGE PARTIES"). Any fact, matter or other statement shall not be deemed to be within the knowledge of Investor or Investor's knowledge unless the Investor Knowledge Parties, or any of them, have actual knowledge of such fact, matter or other statement. Notwithstanding the foregoing, the representations and warranties made by Investor under Section 7.4
                                                                     -----------
below are intended to be absolute in nature and are not limited by the knowledge or attribution limitations of this Section 7.2.
                                   -----------

     SECTION 7.3  REPRESENTATIONS AND WARRANTIES RE: INVESTOR BUSINESS AND
                  --------------------------------------------------------
OPERATIONS.  Investor hereby represents and warrants as follows:
----------

               (A) Investor is organized and, to Investor's knowledge, has conducted its business in accordance with all applicable laws, to the extent applicable, the failure or the violation of which would reasonably be expected to have a material adverse effect on the results of operations of Investor.

               (B) There are no actions, suits or proceedings pending and, to Investor's knowledge, no such proceedings are threatened or contemplated by governmental authorities or by others, which would reasonably be expected to either (i) question the validity of this Agreement or the consummation of the transactions contemplated hereby or the issuance of the Investor Preferred Units contemplated hereby, any other agreements contemplated hereby or any actions taken pursuant to any of the foregoing or (ii) result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs, management or business prospects of Investor. As of the date hereof, there is no material action or suit against Investor pending or threatened by any Person.

               (C) No proceeding or other action has been commenced or undertaken relating to the dissolution or merger of Investor (except in connection with an acquisition of property for Units in which Investor is the surviving party in the merger) and none is presently contemplated.

               (D) Investor has duly and timely filed with the appropriate governmental authorities all Tax Returns required to be filed by it for all periods ending on or prior to the Closing Date, except to the extent of any Tax Return for which an extension of time for filing has been properly filed. Each such Tax Return is true and correct in all material respects. All Taxes owed by Investor have been paid (whether or not shown on a Tax Return). All Taxes which Investor is required by law to withhold or collect, including, without limitation, Taxes required to have been withheld in connection with amounts paid or owing to any employee, independent contractor, creditor, partner, or other third party and sales, gross receipts and use taxes, have been duly withheld or collected and, to the extent required, have been paid over to the proper governmental authorities or are held in separate bank accounts for such purpose. There are no liens for Taxes upon the assets of Investor except for statutory liens for Taxes not yet due.

               (E) Investor has not filed for an extension of a statute of limitations with respect to any Taxes and no governmental authorities have requested an extension of the statute of limitations with respect to any Taxes. Investor is not a party to any pending action or any formal or informal proceeding by any taxing authority for a deficiency, assessment or collection of Taxes, and no claim of any deficiency, assessment or collection of Taxes has been asserted or, to the knowledge of Investor, threatened against it, including claims by any taxing authority in a jurisdiction where Investor does not file Tax Returns that it is or may be subject to taxation in that jurisdiction.

               (F) Investor is not, and will not become, a "publicly traded partnership" within the meaning of Section 7704 of the Code.

               (G) Investor does not hold "plan assets" within the meaning of 29 C.F.R. Section 2510.3-101.

     SECTION 7.4  DUE FORMATION, ETC. OF INVESTOR.  Investor is a limited
                  -------------------------------
partnership duly formed and in good standing under the laws of the State of Delaware, is (or prior to the Closing will be) duly qualified and in good standing as a foreign limited partnership under the laws of the State of California, and has all necessary power, partnership and otherwise, to execute and deliver this Agreement and all other documents and instruments to be executed and delivered by Investor in connection herewith and to perform all its obligations hereunder and thereunder. This Agreement has been duly authorized by all requisite partnership action on the part of Investor. The execution and delivery of this Agreement and the other documents and instruments to be executed and delivered by Investor in connection with the transactions described herein, and the consummation of the transactions contemplated hereby and thereby, do not require the consent or approval of the partners of Investor or, to the knowledge of Investor, the consent or approval of any governmental authority, nor, to the knowledge of Investor, does the execution and delivery of this Agreement violate, in any way material to the transactions contemplated hereby, any contract or agreement to which Investor is a party or any governmental or judicial order, judgment, decree, statute, law, rule or regulation applicable to Investor, and this Agreement and all documents and other instruments to be executed and delivered by Investor in connection herewith constitute the legal, valid and binding obligations of Investor. Investor is not a party to, or bound by, any unexpired, undischarged or unsatisfied contract, agreement, indenture, mortgage, debenture, note or other instrument under the terms of which performance by Investor according to the terms of this Agreement will be a default or an event of acceleration, or grounds for termination, or whereby timely performance by Investor, according to the terms of this Agreement, may be prohibited, prevented or delayed.

                                  ARTICLE VIII

                                  LIMITATIONS
                                  -----------

     SECTION 8.1  LIMITATIONS.  Except for the representations and warranties
                  -----------
set forth in Section 4.3 above and Sections 6.3 and 7.3 (which shall survive the
             -----------           ------------     ---
Closing until a date (the "LIMITATION DATE") which is twelve (12) months after the Closing Date) all representations and warranties shall survive the Closing without any time limit other than those limits imposed by the applicable statute of limitations or other similar laws. The contractual limitation on the ECIP Partners rights set forth in the preceding sentence shall not constitute a waiver or release by the ECIP Partners of their rights under Federal Securities Laws. Notwithstanding the foregoing, Investor and/or Public Company shall have the right to commence or prosecute against the ECIP Partners any claim for the breach of a representation or warranty under Section 4.3 relating to events or
                                             -----------
occurrences which occurred prior to the Limitation Date, provided such claim is actually filed no later than forty-five (45) days after the Limitation Date, and otherwise no action based thereon shall be commenced after the Closing Date.
The representations and warranties of the parties made in this Agreement are personal to the other parties hereto and no Person other than a named party hereto shall be entitled to bring any action based thereon. The representations and warranties set forth above are further subject to the limitations of liability set forth in Section 11.1 hereof and Article 12 of the Transaction
                       ------------
Agreement, which limitations are in addition to (and not in lieu of) the limitations set forth in this Agreement.

                                   ARTICLE IX

                                   COVENANTS

     SECTION 9.1  CONFIDENTIALITY.
                  ---------------

               (A) As used herein, "CONFIDENTIAL MATERIAL" means, with respect to any party hereto (the "PROVIDING PARTY"), all information, whether oral, written or otherwise, furnished to another party hereto (the "RECEIVING PARTY") or the Receiving Party's directors, officers, partners, Affiliates, employees or agents, or their respective representatives (collectively, "REPRESENTATIVES"), by the Providing Party and all reports, analyses, compilations, studies and other material prepared by the Receiving Party or its Representatives (in whatever form maintained, whether documentary, computer storage or otherwise) containing, reflecting or based upon, in whole or in part, any such information. The term "CONFIDENTIAL MATERIAL" does not include information which (i) is or becomes generally available to the public other than as a result of a disclosure by the Receiving Party, its Representatives or anyone to whom the Receiving Party or any of its Representatives transmit any Confidential Material in violation of this Agreement or (ii) is or becomes known or available to the Receiving Party on a nonconfidential basis from a source (other than the Providing Party or one of its Representatives) who is not, to the knowledge of the Receiving Party, prohibited from transmitting the information to the Receiving Party or its Representatives by a contractual, legal, fiduciary or other obligation.

               (B) Subject to paragraph (c) below or except as required by
                              -------------
     applicable laws regulations or legal process as reasonably interpreted by Public Company, the Confidential Material will be kept confidential and will not, without the prior written consent of the Providing Party, be disclosed by the Receiving Party or its Representatives, in whole or in part, and will not be used by the Receiving Party or its Representatives, directly or indirectly, for any purpose other than in connection with this Agreement, the other Transaction Documents and the transactions contemplated hereby or thereby or evaluating, negotiating or advising with respect to such matters. Notwithstanding anything to the contrary herein, the Receiving Party has the right to transmit Confidential Material to its Representatives only if and to the extent that such Representatives need to know the Confidential Material for purposes of such transactions and are informed by the Receiving Party of the confidential nature of the Confidential Material and of the terms of this Section 9.1(b).
                                                    --------------
     Notwithstanding the foregoing, each of Public Company, Investor, ECIP and the ECIP Partners, shall have the right to disclose such Confidential Material to its actual or proposed financing and capital sources and their respective representatives, provided that, prior to disclosing such information to such Persons, as the case may be, it advises such Persons of the confidential nature of such Confidential Information and causes to be affixed to such Confidential Information and requires that such Information be used only for the purposes specified by the parties hereto in connection with the transaction contemplated by this Agreement and/or the Transaction Agreement. In any event, the Receiving Party will be responsible for any actions by its Representatives (and any other Person to whom such Confidential Material is conveyed in accordance with the provisions hereof) which are not in accordance with the provisions hereof.

               (C) In the event that the Receiving Party, its Representatives or anyone to whom the Receiving Party or its Representatives supply the Confidential Material are requested (by oral questions, interrogatories, requests for information or documents, subpoena, civil or criminal investigative demand, any informal or formal investigation by any government or governmental agency or authority or otherwise in connection with legal process) to disclose any Confidential Material, the Receiving Party agrees (i) to immediately notify the Providing Party of the existence, terms and circumstances surrounding such a request, (ii) to consult with the Providing Party on the advisability of taking legally available steps to resist or narrow such request, and (iii) if disclosure of such information is required, to furnish only that portion of the Confidential Material which, in the opinion of the Receiving Party's counsel, the Receiving Party is legally compelled to disclose and to cooperate with any action by the Providing Party to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Material (it being agreed that the Providing Party shall reimburse the Receiving Party for all reasonable out-of-pocket expenses incurred by the Receiving Party in connection with such cooperation).

               (D) In the event of the termination of this Agreement in accordance with its terms, promptly upon request from the Providing Party, the Receiving Party shall, except to the extent prohibited by applicable laws, regulations or legal process, redeliver to the Providing Party or destroy all tangible Confidential Material and will not retain any copies, extracts or other reproductions thereof in whole or in part. Any such destruction shall be certified in writing to the Providing Party by an authorized officer of the Receiving Party supervising the same.

     SECTION 9.2  PUBLIC STATEMENTS.  Investor, Public Company, and Rockmark
                  -----------------
Corporation shall consult with each other prior to issuing any press release or any written public statement with respect to this Agreement or the transactions contemplated hereby and, except as shall be required by applicable law or the applicable rules of the New York Stock Exchange, none of the parties hereto shall issue any such press release or written public statement prior to review and approval by Investor, Public Company and Rockmark Corporation, it being understood that such approval will not be unreasonably withheld or delayed.

     SECTION 9.3  SURVIVAL.  The covenants in this Article IX shall survive the
                  --------                         ----------
Closing.

                                   ARTICLE X

                                    CLOSING
                                    -------

     SECTION 10.1  CLOSING DELIVERIES.
                   ------------------

     (A) Closing.  As used herein, the term "CLOSING" shall mean the
         -------
consummation of all transactions contemplated in this Agreement as provided in subparagraphs (b) and (c) below, and the term "CLOSING DATE" shall mean the date
-----------------     ---
upon which the Closing occurs.

     (B) Closing Deliveries of the ECIP Partners.  On the date hereof, the ECIP
         ---------------------------------------
Partners are delivering to Investor and Public Company, or have caused to be delivered to the Escrow Agent, the following:

               (i) Evidence of the organization, existence and authority of ECIP to enter into this Agreement and to consummate the transactions contemplated hereby and thereby (together with an incumbency and signature certificate regarding the officer(s) signing on Rockmark Corporation's behalf);

               (ii) An executed Tax Reporting Agreement substantially in the form attached hereto as Exhibit E;
                             ---------

               (iii) A Foreign Investment in Real Property Tax Act affidavit executed by each ECIP Partner (it being understood that if any ECIP Partner shall fail to provide the necessary affidavit and/or documentation, Public Company may proceed with withholding provision as provided by law);

               (iv) Assignments to Investor of each ECIP Partner's interest in ECIP in the form annexed hereto as Exhibit F executed by each such ECIP
                                        ---------
     Partner;

               (v) Evidence of the organization (if other than an individual), existence (if other than an individual) and authority of each ECIP Partner to enter into this Agreement and to consummate the transactions contemplated hereby, certified by an appropriate officer or partners (if other than an individual) (together with an incumbency and signature certificate regarding the Person signing);

               (vi) The Investor Agreement executed by each ECIP Partner;

               (vii) The Registration Rights Agreement executed by each ECIP Partner;

               (viii) Additional documents, to the extent consistent with the provisions of this Agreement, that Investor, Public Company or the Title Company may reasonably request for the consummation of the transactions contemplated by this Agreement.

               (ix) a Representation Letter in the form attached hereto as
     Schedule 10.1(b)(ix) executed by each ECIP Partner (of his or her duly authorized attorney-in-fact as evidenced by a copy of the relevant power of attorney attached thereto) indicating thereon that such ECIP Partner is an "accredited investor."

     (C) Closing Deliveries of Investor and/or Public Company.  On the date
         ----------------------------------------------------
hereof, Investor and/or Public Company are delivering to the ECIP Partners, or have caused to be delivered to the Escrow Agent, the following:

               (i) Evidence of the organization, existence and authority of Public Company and Investor to enter into this Agreement and to consummate the transactions contemplated hereby, certified by an appropriate officer of Public Company or Investor, as appropriate (together with an incumbency and signature certificate regarding the officer(s) signing on their behalf);

               (ii) The Registration Rights Agreement executed by Public
     Company;

               (iii) The Investor Agreement executed by Public Company and any other partner whose execution is required by Investor's Investor Agreement, reflecting the issuance to the ECIP Partners of the Investor Preferred Units in accordance with Section 2.1;
                              -----------

               (iv) An executed Tax Reporting Agreement substantially in the form attached hereto as Exhibit E; and
                             ---------

               (v) Public Company and Investor shall deliver any additional documents, to the extent consistent with the provisions of this Agreement, that the other parties or the Title Company may reasonably request for the consummation of the transactions contemplated by this Agreement.

               (vi) Public Company shall deliver evidence reasonably satisfactory to Rockmark Corporation that Richard E. Salomon has been duly elected or appointed as a member of Public Company's Board of Directors.

               (vii) A certificate dated as of the date hereof (in the form attached hereto as Exhibit I) signed by the Secretary of the Public Company certifying that certain resolutions relating to the exclusion of Investor Preferred Units from the "Ownership Limit" set forth in the Public Company's charter were duly adopted by the Board of Directors of the Public Company prior to the date hereof.

     (D) Waiver of Failure of Conditions Precedent.  By closing the transactions
         -----------------------------------------
contemplated by this Agreement, each party hereto shall be conclusively deemed to have waived the benefit of any remaining unfulfilled conditions precedent set forth in this Agreement and the Transaction Agreement.

     SECTION 10.2  ECIP CONTRIBUTION VALUE; ALLOCATIONS.  Investor, Public
                   ------------------------------------
Company and the ECIP Partners each hereby agree that the aggregate value (the "ECIP CONTRIBUTION VALUE") to be paid by Investor for the Property shall equal the aggregate of the One EC Value, Two EC Value,

Three EC Value and Four EC Value set forth hereinbelow, subject to adjustment pursuant to Section 10.3 below and Exhibit V of the Transaction Agreement. The
            ------------
One EC Value, Two EC Value, Three EC Value and Four EC Value shall be determined as follows:

               . "ONE EC VALUE" shall equal (i) an amount equal to $242.685 million (Gross Market Value of One EC), minus the One EC Existing Debt Balance, multiplied by (ii) 49.983044% (ECIP's percentage interest in
                   ---------- --
          One ECV after the redemption of the interest of Fedmark Corporation in
          ECIP);

               . "TWO EC VALUE" shall equal (i) an amount equal to $244.022 million (Gross Market Value of Two EC), minus the Two EC Existing Debt Balance, multiplied by (ii) 40% (ECIP's percentage interest in Two
                   ---------- --
          ECV);

               . "THREE EC VALUE" shall equal (i) an amount equal to $226.239 million (Gross Market Value of Three EC), minus the Three EC Existing Debt Balance, multiplied by (ii) 49.974737% (ECIP's percentage
                        ---------- --
          interest in Three ECV after the redemption of the interest of Fedmark Corporation in ECIP); and

               . "FOUR EC VALUE" shall equal (i) an amount equal to $321.057 million (Gross Market Value of Four EC), minus the Four EC Existing Debt Balance, multiplied by (ii) 49.979742% (ECIP's percentage
                        ---------- --
          interest in Four ECV after the redemption of the interest of Fedmark Corporation in ECIP).

     SECTION 10.3  APPORTIONMENT CREDIT.  The ECIP Contribution Value shall be
                   --------------------
adjusted to reflect the prorations and other adjustments pursuant to and as provided in Exhibit V of the Transaction Agreement.

     SECTION 10.4  DELAYED ADJUSTMENT.  Investor and Rockmark Corporation,
                   ------------------
acting on behalf of the ECIP Partners, shall administer the provisions of
Exhibit V of the Transaction Agreement following the Closing based on the closing of the ECIP books for the month in which the Closing Date occurs. If, as a result of the Final Audit to be conducted pursuant to Exhibit V, the amount of an item listed in Exhibit V of the Transaction Agreement shall prove to be incorrect (whether as a result of an error in calculation or a lack of complete and accurate information as of the Closing), Investor and the ECIP Partners shall adjust the Investor Preferred Units initially issued (proportionately to the Investor Preferred Units initially issued) by Investor delivering an amended schedule to the Investor Agreement as reasonably agreed to by Rockmark Corporation reflecting the corrected number of Investor Preferred Units issued to each ECIP Partner in order to correct such error upon receipt of reasonable proof of such error, provided that such proof is delivered to the party from whom payment is requested as provided in Exhibit V. The correction of any such error shall be made effective as of the Closing Date and shall include the further payment by Investor, or repayment by the ECIP Partners, of any distributions made by Investor in respect of the increase, or decrease, of the number of Investor Preferred Units initially held by any ECIP Partner prior to such adjustment.

     SECTION 10.5  SURVIVABILITY.  The provisions of this Article 10 shall
                   -------------                          ----------
survive the Closing and not be merged therein for a period of six months after the closing or such longer period as may be necessary to complete to Final Audit and make the adjustment described in Section 10.4.
                                     -------------

     Section 10.6  CLOSING COSTS.  The parties shall bear certain closing costs
                   -------------
of the transaction contemplated hereby as set forth in Section 10.3 and
                                                       ------------
Exhibit V of the Transaction Agreement. Any other Closing costs not covered
---------
herein or in Section 10.3 of the Transaction Agreement or Exhibit V of the
             ------------                                 ---------
Transaction Agreement shall be allocated between the parties in accordance with the local practice and custom in San Francisco, California.

                                   ARTICLE XI

                       BREACH, DEFAULT, LIABILITY LIMITS
                       ---------------------------------

     11.1  RIGHTS OF INVESTOR AND PUBLIC COMPANY.
           -------------------------------------

               (A) In the event of any claim, suit or other action against any of the ECIP Partners pertaining to (a) this Agreement, any of the documents executed in connection herewith or any of the transactions contemplated hereby or thereby (including, without limitation, any and all indemnification obligations of any of the ECIP Partners hereunder or thereunder) or (b) a breach by any of the ECIP Partners of any of the terms or provisions of this Agreement or of any of the documents executed by the ECIP Partners in connection with the matters contemplated in this Agreement (including, without limitation, the breach of any representation or warranty of the ECIP Partners set forth herein or therein), Investor's and Public Company's sole remedy shall be an action for monetary damages;

     provided that, except for the breach of the representations and warranties
     -------- ----
     set forth in Sections 4.3(a), (b), (c), and (d) , Section 4.5, Section 5.3
                  ----------------------------------   -----------  -----------
     and Section 5.4 above (which, in so far as they relate solely to ECIP or
     ---------------
     the Property, will not be subject to any limitation on the amount of such liability, but in so far as they relate directly or indirectly to any EC/ECA Venture or any of the EC/ECA Buildings such representations and warranties shall be subject to the limitations on the amount of liability of this Section 11.1 (a) and Section 12.1.2 of the Transaction Agreement), and notwithstanding any provision to the contrary contained in this Agreement, the Transaction Agreement or in any other documents executed in connection herewith or therewith, (i) the maximum aggregate liability of the ECIP Partners, and the maximum aggregate amount which may be awarded to and collected by Investor and Public Company or any other Person, with respect to any claim, suit or other action relating to a breach of a representation, covenant or indemnity of this Agreement, the Transaction Agreement or any other documents executed in connection herewith or therewith shall not exceed an amount equal to five percent (5%) of the ECIP Contribution Value, and the liability of any ECIP Partner shall not exceed an amount equal to (x) the ECIP Partner's percentage interest in ECIP immediately prior to the Closing, multiplied by (y) five percent (5%) of
                                       ---------- --
     the ECIP Contribution Value, and (ii) the maximum aggregate amount which may be awarded to and collected by Investor and Public Company with respect to any claim, suit or other action against any ECIP Partner relating to any of ECIP, One EC,

     Two EC, Three EC or Four EC or their respective buildings shall not exceed an amount (each a "BUILDING MAXIMUM LIABILITY AMOUNT") equal to five percent (5%) of the One EC Value, Two EC Value, Three EC Value or Four EC Value, as the case may be, and with respect to any claim, suit or action relating to any such Building, the liability of any ECIP Partner shall not exceed an amount equal to (x) the ECIP Partner's percentage interest in ECIP immediately prior to the Closing, multiplied by (y) the Building
                                            ---------- --
     Maximum Liability Amount for such breach. Notwithstanding the foregoing, the terms and provisions of this Section 11.1(a) are further subject to the
                                      ---------------
     overall $43,000,000 limitation of liability set forth in

     Section 12.1.2 of the Transaction Agreement, it being acknowledged and
     --------------
     agreed that the maximum liability caps described hereinabove may be further reduced as a result of recoveries made by Investor, Public Company or their Affiliates in connection with the other transactions described in the Transaction Agreement in accordance with said Section 12.1.2 of the
                                                   --------------
     Transaction Agreement. Notwithstanding the foregoing, the parties hereto hereby acknowledge and agree that the foregoing limitations on the amount of liability (and any other cap on the liability of the Ventures or the Transferor Parties set forth in any other Transaction Document) does not apply to the breach of any of the representations and warranties set forth in Section 4.3 (a), (b), (c) or (d), Section 4.5, Section 5.3 and
        ---------------------------------------------- ---------------
     Section 5.4 hereof (in so far as they relate solely to ECIP or the Property
     -----------
     and any amounts received with respect thereto shall not have the affect of reducing the maximum amount recoverable for other breaches which are subject to the limitations on the amount of liability under Section 11.1(a)
                                                                 ---------------
     hereof or Section 12.1.2 of the Transaction Agreement, but in so far as
               --------------
     they relate directly or indirectly to any EC/ECA Venture or any of the EC/ECA Buildings such representations and warranties shall be subject to the limitations on the amount of liability of this Section 11.1 (a) and
     Section 12.1.2 of the Transaction Agreement) and that any monetary damages recoverable from an ECIP Partner shall be recovered only from the particular ECIP Partner solely responsible therefor in the case of a breach of a representation in Section 5.3 or 5.4 or from the ECIP Partners
                            ------------------
     severally, and not jointly, in the case of a breach of a representation in
     Section 4.3 (a), (b), (c), or (d) in the ratio of each such partner's percentage interest in and to ECIP immediately prior to the Closing .The terms and provisions of this Section 11.1 shall survive the Closing and
                                  ------------
     shall not be merged therein.

               (B) Except as provided in the last sentence of paragraph (b), Investor's and Public Company's sole recourse against the ECIP Partners, individually and/or as a group, for liability assumed by, and for any indemnity of or breach of representation or warranty made by any of the ECIP Partners shall be limited to the recovery by Investor and/or Public Company of Investor Preferred Units (and any Securities received in exchange therefor or upon conversion thereof) issued to such ECIP Partner (severally in the ratio of each such ECIP Partner's proportionate partnership interest in ECIP on the Closing to the extent provided in paragraph (a) above), and none of the ECIP Partners shall have any personal
     -------------
     liability to pay any damages or other amounts in cash in respect thereof, except to the extent that any ECIP Partner holds an insufficient amount of Investor Preferred Units and Securities to satisfy the claim or judgment, in which event such Person shall be obligated to pay any damages or other amounts not satisfied by the transfer of Investor Preferred Units or Securities in cash. The number of Investor Preferred Units or Shares recoverable from an ECIP Partner in respect of any claim (or damages) to be satisfied by such Person as provided in this Agreement shall be determined on a full diluted basis as if converted by reference to the closing trading price of the Public Company's common shares on the date of payment of the damages or other amounts Notwithstanding Section 11.1(a) and the foregoing provisions of this paragraph (b), each ECIP Partner shall be singly, and not jointly, liable without limitation by recourse to his or its units or otherwise for a breach of his or its representation in Sections 5.3 or 5.4
                                              -------------------
               (C) Investor shall promptly give Rockmark Corporation, as representative of the ECIP Partners, notice of any claim made by any third party which would reasonably be expected to result in liability of the ECIP Partners in respect of a breach of a representation made by them in this Agreement or otherwise and shall give the ECIP Partners, acting through Rockmark Corporation as their attorney in fact, the opportunity to cure any alleged claim and to defend against and settle all such claims at their sole cost. The failure to give such notice, however, shall not relieve an ECIP Partner of any liabilities hereunder to the extent that it is not materially prejudiced as a result thereof.

     11.2  RIGHTS OF ECIP AND ECIP PARTNERS.  In the event of a breach by
           --------------------------------
Investor or Public Company of any of the terms or provisions of this Agreement or any of the documents executed in connection herewith, ECIP and the ECIP Partners shall be entitled to pursue any and all rights and remedies at law or in equity available to ECIP and such ECIP Partners with respect to such breach; provided that, except for breaches of the representations and warranties set forth in Sections 6.3, 6.4, 7.3 and 7.4 (which will not be subject to any
         ---------------------      ---
liability cap), and except as otherwise expressly provided in any other Transaction Document, the maximum aggregate liability of Investor and Public Company for any and all breaches of the representations and warranties of Investor and/or Public Company contained in any Transaction Document shall not exceed an amount equal to Forth-Three Million Dollars ($43,000,000) in the aggregate. The foregoing contractual limitation shall not constitute a waiver or release by the ECIP Partners of their rights under Federal Securities Laws. The terms and provisions of this Section 11.2 shall survive the Closing and
                                 ------------
shall not be merged therein.

                                  ARTICLE XII

                                 MISCELLANEOUS
                                 -------------

     SECTION 12.1  EXPENSES.  Except as expressly set forth herein or in the
                   --------
Transaction Agreement, each party hereto shall bear its own costs and expenses with respect to the transactions contemplated hereby.

     SECTION 12.2  AMENDMENT.  This Agreement may be amended, modified or
                   ---------
supplemented but only in writing signed by each of the parties hereto.

     SECTION 12.3.  NOTICES.  Any notice, request, instruction or other document
                    -------
to be given hereunder by a party hereto shall be in writing and shall be deemed to have been given, (a) when received if given in person or by courier or a courier service, (b) on the date of transmission if sent by telex, facsimile or other wire transmission or (c) three Business Days after being deposited in the U.S. mail, certified or registered mail, postage prepaid:

               (A) If to Public Company or Investor, addressed as follows:

          Boston Properties, Inc.
          8 Arlington Street
          Boston, Massachusetts 02116-3495

          Attention:  General Counsel
          Facsimile:  617-421-1555
          Telephone:  617-859-2600

          with a copy to

          Goulston & Storrs, P.C.
          400 Atlantic Avenue
          Boston, Massachusetts 02110-3333

          Attention:  Eli Rubenstein, Esq.
          Facsimile:  617-574-4112
          Telephone:  617-482-1776

     (B) If to ECIP or the ECIP Partners, addressed as follows:

          Rockmark Corporation
          30 Rockefeller Plaza, Room 5600
          New York, New York 10112

          Attention:  Richard E. Salomon
          Facsimile:  (212) 424-1806
          Telephone (212) 903-1204

          with a copy to:

          Willkie Farr & Gallagher
          787 Seventh Avenue
          New York, New York 10019-6099

  Attention:  Bruce M. Montgomerie
  Facsimile:  (212) 728-8111
  Telephone (212) 728-8248
or to such other individual or address as a party hereto may designate for itself by notice given as herein provided.

     SECTION 12.4  WAIVERS.  The failure of a party hereto at any time or times
                   -------
to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same. No waiver by a party of any condition or of any breach of any term, covenant, representation or warranty contained in this Agreement shall be effective unless in writing, and no waiver in any one or more instances shall be deemed to be a further or continuing waiver of any such condition or breach in other instances or a waiver of any other condition or breach of any other term, covenant, representation or warranty.

     SECTION 12.5  COUNTERPARTS.  This Agreement may be executed in
                   ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     SECTION 12.6  INTERPRETATION.  The headings preceding the text of Articles
                   --------------
and Sections included in this Agreement and the headings to Exhibits and Schedules attached to this Agreement are for convenience only and shall not be deemed part of this Agreement or be given any effect in interpreting this Agreement. The use of the masculine, feminine or neuter gender herein shall not limit any provision of this Agreement. The use of the term "including" or "include" shall in all cases herein mean "including, without limitation" or "include, without limitation," respectively. Underscored references to Articles, Sections, Subsections, Exhibits or Schedules shall refer to those portions of this Agreement.

     SECTION 12.7  GOVERNING LAW.  THIS AGREEMENT SHALL BE  GOVERNED BY AND
                   -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

     SECTION 12.8  ASSIGNMENT.  This Agreement shall be binding upon and inure
                   ----------
to the benefit of the parties hereto and their respective successors and assigns. No assignment of any rights or obligations shall be made by any party without the written consent of each other party.

     SECTION 12.9  NO THIRD PARTY BENEFICIARIES.  This Agreement is solely for
                   ----------------------------
the benefit of the parties hereto and, to the extent provided herein, their respective Representatives, and no provision of this Agreement shall be deemed to confer upon other third parties any remedy, claim, liability, reimbursement, cause of action or other right.

     SECTION 12.10 FURTHER ASSURANCES.  Upon reasonable request of any party,
                   ------------------
each other party will execute and deliver such other documents, releases, assignments and other instruments as may be required to effectuate completely the transfer and assignment to Investor of the Property and to issue the Investor Preferred Units and the Shares and to otherwise carry out the purposes of this Agreement.

     SECTION 12.11 SEVERABILITY.  If any provision of this Agreement shall be
                   ------------
held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions hereof shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

     SECTION 12.12 REMEDIES CUMULATIVE.  The remedies provided in this Agreement
                   -------------------
shall be cumulative and shall not preclude the assertion or exercise of any other rights or remedies available by law, in equity or otherwise.

     SECTION 12.13. ENTIRE UNDERSTANDING.  This Agreement, together with the
                    --------------------
other Transaction Documents, sets forth the entire agreement and understanding of the parties hereto with respect to the matters set forth herein and supersedes any and all prior agreements, arrangements and understandings among the parties.

     SECTION 12.14  CONSENT TO JURISDICTION AND SERVICE OF PROCESS.  ALL
                    ----------------------------------------------
JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PERSON ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT EACH PARTY HERETO ACCEPTS FOR ITSELF, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. Each party hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to any other party hereto, at its address provided in this Agreement, such service being hereby acknowledged by each party to be sufficient for personal jurisdiction in any action against such party in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law.

     SECTION 12.15  WAIVER OF JURY TRIAL.  EACH OF THE PARTIES TO THIS AGREEMENT
                    --------------------
HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this Agreement, and that each shall continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with such legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

                              BOSTON PROPERTIES, INC.,
                              a Delaware corporation

                              By: /s/ Thomas J. O'Connor
                                 ----------------------------------------
                              Name: Thomas J. O'Connor
                              Title: Vice President

                              BOSTON PROPERTIES LIMITED PARTNERSHIP,
                              a Delaware limited partnership

                              By:  BOSTON PROPERTIES, INC.,
                              a Delaware corporation,
                              its general partner

                              By: /s/ Thomas J. O'Connor
                                 ----------------------------------------

                              By: /s/ William J. Wedge
                                 ----------------------------------------
                              Name: William J. Wedge
                              Title: Senior Vice President

                              EMBARCADERO CENTER INVESTORS PARTNERSHIP, a California limited partnership

                              By:  ROCKMARK CORPORATION,
                                    its General Partner

                              By: /s/ Richard E. Salomon
                                 ----------------------------------------
                              Name:  Richard E. Salomon
                              Title:  President

                              Louis R. Benzak

                              By:  Rockmark Corporation, attorney-in-fact

                                  /s/ Richard E. Salomon
                              -------------------------------------------
                              Name:  Richard E. Salomon
                              Title:    President

                              John R. H. Blum

                              By:  Rockmark Corporation, attorney-in-fact

                                  /s/ Richard E. Salomon
                              -------------------------------------------
                              Name:  Richard E. Salomon
                              Title:    President



                              JAMES R. BRONKEMA TRUST

                              By:  Rockmark Corporation, attorney-in-fact

                                  /s/ Richard E. Salomon
                              -------------------------------------------
                              Name:  Richard E. Salomon
                              Title:    President


                              Vincent deP. Farrell, Jr.

                              By:  Rockmark Corporation, attorney-in-fact

                                  /s/ Richard E. Salomon
                              -------------------------------------------
                              Name:  Richard E. Salomon
                              Title:    President


                              Leslie H. Larsen

                              By:  Rockmark Corporation, attorney-in-fact

                                  /s/ Richard E. Salomon
                              -------------------------------------------
                              Name:  Richard E. Salomon
                              Title:    President


                              Bruce M. Montgomerie

                              By:  Rockmark Corporation, attorney-in-fact

                                  /s/ Richard E. Salomon
                              -------------------------------------------
                              Name:  Richard E. Salomon
                              Title:    President

                              Bill F. Osborne

                              By:  Rockmark Corporation, attorney-in-fact

                                  /s/ Richard E. Salomon
                              -------------------------------------------
                              Name:  Richard E. Salomon
                              Title:    President

                              EC HOLDINGS, INC.

                              By: /s/ [Signature Illegible]
                                 -------------------------------------------
                              Name:
                              Title:

                              PORTMAN FAMILY TRUST

                              By: /s/ John C. Portman III
                                 ----------------------------------------
                              Name:
                              Title:

                              By: /s/ John C. Portman, Jr.
                                 ----------------------------------------
                              Name:
                              Title:

                              By: /s/ Joan N. Portman
                                 ----------------------------------------
                              Name:
                              Title:

                              William F. Pounds

                              By:  Rockmark Corporation, attorney-in-fact

                                  /s/ Richard E. Salomon
                              -------------------------------------------
                              Name:  Richard E. Salomon
                              Title:    President


                              David Rockefeller

                              By:  Rockmark Corporation, attorney-in-fact


                                  /s/ Richard E. Salomon
                              -------------------------------------------
                              Name:  Richard E. Salomon
                              Title:    President


                              DR & DESCENDANTS PARTNERSHIP

                              By:  Rockmark Corporation, attorney-in-fact


                                  /s/ Richard E. Salomon
                              -------------------------------------------
                              Name:  Richard E. Salomon
                              Title:    President

                              ESTATE OF RICHARD B. SALOMON

                              By: /s/ Richard E. Salomon
                                 ----------------------------------------
                              Name:  Richard E. Salomon
                              Title:    Executor

                                  /s/ Richard E. Salomon
                              -------------------------------------------
                              Richard E. Salomon


                              SALOMON 1968 TRUST

                              By: /s/ Richard E. Salomon
                                 ----------------------------------------
                              Name:  Richard E. Salomon
                              Title:    Trustee


                              SALOMON 1969 TRUST

                              By: /s/ Richard E. Salomon
                                 ----------------------------------------
                              Name:  Richard E. Salomon
                              Title:    Trustee


                              William G. Spears

                              By:  Rockmark Corporation, attorney-in-fact

                                  /s/ Richard E. Salomon
                              -------------------------------------------
                              Name:  Richard E. Salomon
                              Title:    President



                              George M. Topliff

                              By:  Rockmark Corporation, attorney-in-fact

                                  /s/ Richard E. Salomon
                              -------------------------------------------
                              Name:  Richard E. Salomon
                              Title:    President

                              WINROCK INTERNATIONAL INSTITUTE FOR AGRICULTURAL DEVELOPMENT

                              By:  Rockmark Corporation, attorney-in-fact

                                  /s/ Richard E. Salomon
                              -------------------------------------------
                              Name:  Richard E. Salomon
                              Title:    President

                              WRTEC, INC.

                              By:  Rockmark Corporation, attorney-in-fact

                                   /s/ Richard E. Salomon
                              -------------------------------------------
                              Name:  Richard E. Salomon
                              Title:    President

                              John O. Wolcott

                              By:  Rockmark Corporation, attorney-in-fact

                                  /s/ Richard E. Salomon
                              -------------------------------------------
                              Name:  Richard E. Salomon
                              Title:    President